UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 5, 2005

 CONCORDE CAREER COLLEGES, INC.
(Exact name of registrant as specified in its charter)

Delaware - (State or Other Jurisdiction of Incorporation)

Commission File No. 0-16992      IRS Employer Identification Number - 43-1440321

5800 Foxridge, Suite 500, Mission, Kansas , 66202
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code:  (913) 831-9977

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 1, 2005, Concorde Career Colleges, Inc. (the "Company") was notified that James R. Seward, a member of the Company’s Board of Directors has chosen to not stand for election at the next shareholders meeting.

Mr. Seward has served on the Audit Committee since becoming a Board member in 1997. He has chosen to not stand for election past his current term expiring May 26, 2005. Mr. Seward has been the financial expert on the Audit Committee. In his absence the Company does not have a director who qualifies as a “financial expert” to act as Chairman of the Audit Committee. The Company is searching for an individual to serve as the Audit Committee financial expert and serve as director and member of the Audit Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CONCORDE CAREER COLLEGES, INC.
                                        DATED: April 5, 2005
                                        By:

                                             Jack L. Brozman, Chief Executive Officer
                                        By:

                                              Paul R. Gardner, Chief Financial Officer